                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006

                                 ---------------

                               AZUR HOLDINGS, INC.
                     ---------------------------------------
               (Exact name of Registrant as specified in charter)

        Delaware                    000-25824                  13-3337553
------------------------      ---------------------       ----------------------
(State of Incorporation)      (Commission File No.)           (IRS Employer
                                                          Identification Number)

          101 NE 3rd Avenue, Suite 1220, Fort Lauderdale, Florida 33301
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              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: 954-763-1515

                         New Harvest Capital Corporation
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities
      Act(17CFR230.425)

|_|   Soliciting material pursuant to Rule14a-12 under the Exchange Act
      (17CFR240.14a-2)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17CFR240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17CFR240.13e-4(c))

                                TABLE OF CONTENTS

Item No.                    Description of Item                         Page No.
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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

      Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. For example, statements included in this report regarding our financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about future product demand, supply, manufacturing, costs, marketing and pricing factors are all forward-looking statements.

      Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects,"
"anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties, and therefore, we can give no assurance that these statements will be achieved.

      Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

      As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

      We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.
You are advised, however, to consult any additional disclosures we make in our reports on Form 10-KSB, Form 10-QSB, Form 8-K, or their successors. We also note that we have provided a cautionary discussion of risks and uncertainties under the caption "Risk Factors" in this Current Report. These are factors that we think could cause our actual results to differ materially from expected results.
Other factors besides those listed here could also adversely affect us.

      Information regarding market and industry statistics contained in this
Current Report is included based on information available to us which we believe is accurate. We have not reviewed or included data from all sources, and cannot assure stockholders of the accuracy or completeness of the data included in this
Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995.

                                Explanatory Note

      This Current Report on Form 8-K is being filed by Azur Holdings, Inc. (the
"Company") in connection with a transaction in which the Company acquired 100%
of the issued and outstanding capital stock of The Grand Shell Landing, Inc., a
Mississippi corporation ("GSLI"), and 75% of the issued and outstanding capital stock of Azur Shell Landing Resort, Inc., a Mississippi corporation ("ASLR"), and assumed certain liabilities of Azur International, Inc. ("AII") on February
14, 2006. See "Business" and "Properties" in Item 2.01 of this Current Report for information on the businesses and properties of GSLI and ASLR. The Company accomplished the acquisition through its entry into and consummation of an
Exchange Agreement dated February 14, 2006 (the "Exchange Agreement") with AII, a Nevada corporation which prior to the consummation of the Exchange Agreement owned approximately 50.4% of the issued and outstanding shares of capital stock of the Company and immediately after the consummation of the Exchange Agreement owned approximately 99.8% of the issued and outstanding shares of capital stock of the Company.

      As a result of the above transaction, the Company ceased being a shell company as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). See Item 5.06 of this Current Report.

      Throughout this Current Report, and unless the context otherwise requires,
"we," "our" and "us" refers collectively to the Company and its subsidiaries,
GSLI and ASLR.

Item 1.01. Entry into a Material Definitive Agreement.

      On February 14, 2006, the Company entered into and consummated the
Exchange Agreement with AII.

      Under the Exchange Agreement, we issued an aggregate of 25,236,773 shares of our Common Stock, par value $.0001 per share in exchange for 2,000 shares of common stock of GSLI and 7,500 shares of common stock of ASLR held by AII. We also assumed certain liabilities of AII aggregating approximately $1,650,000.
After the consummation of the Exchange Agreement, AII owns an aggregate of
25,287,109 shares of our Common Stock, constituting approximately 99.8% of the issued and outstanding shares of our Common Stock.

      In connection with the closing of the Exchange Agreement, we entered into a series of agreements with Omicron Master Trust and certain other investors
(collectively, the "Investors") who had loaned to GSLI and ASLR an aggregate of
$1 million and $6 million in May 2005 and November 2005, respectively, including a guarantee of all of such obligations. We also agreed to issue to the Investors in exchange for warrants to purchase an aggregate of 10 million shares of common stock of AII at a price of $.50 per share, new five-year warrants to purchase an aggregate of 10 million shares of our common stock at a price of $.50 per share and we and the Investors agreed that the $1 million principal amount of convertible promissory notes issued in May 2005 will also be convertible into shares of our common stock (based on a conversion rate, subject to adjustment)
of the lesser of $3.00 per share or an amount per share calculated by dividing
$45 million by the number of shares of common stock on a fully diluted basis).
Finally, we entered into a new registration rights agreement with the Investors covering the registration of our shares of common stock, including shares of common stock issuable upon conversion of warrants and on conversion of the outstanding convertible notes held by the Investors.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      As a result of the Company's acquisition of all of the outstanding capital stock of GSLI and 75% of the issued and outstanding capital stock of ASLR, which corporations operate the business and own the properties discussed herein, the
Company ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act. See Item 5.06.

                                    BUSINESS

Our History

      Azur Holdings, Inc. (most recently known as "New Harvest Capital
Corporation") was organized under the laws of the State of Delaware on August
29, 1985. In February 1986, we completed a public offering of 50,000,000 shares of our Common Stock par value $.0001 per share. In October 1988, we formed a wholly-owned subsidiary, Exclusives for the Bride, Inc. ("Exclusives"). During
the fiscal year ended April 30, 1991 ("Fiscal 1991"), we sold substantially all of the assets of Exclusives and since then we have had no substantial revenues.

      From October 31, 1990 until February 2002, our assets consisted primarily of Common Stock of JLM Couture, Inc. ("JLM"), a company registered under the
Securities Exchange Act of 1934 (the "Exchange Act") which is engaged in the business of marketing bridal gowns and bridesmaids' gowns.

      On February 1, 2002, JLM acquired these shares from us for $161,883. On
March 7, 2002, we conducted a private offering of 25,000,000 shares of our common stock for an aggregate considerate of $62,500, from six purchasers. We also issued 13,860,000 shares to Mr. Joseph L. Murphy in payment of $69,300 owed to him for services rendered to us. These steps were taken to enable us to implement its plan to acquire an operating entity.

      On January 14, 2005, eight shareholders completed the sale of their restricted shares of our common stock to two purchasers, Ruth Shepley
("Shepley") and HVST Acquisition Corporation, a Nevada corporation, owned and controlled by James A. Ditanna ("HVST Acquisition"). Under the terms of the purchase agreement with the selling shareholders, Shepley acquired 8,200,000 restricted common shares (approximately 6.0% of the then issued and outstanding shares) and HVST Acquisition acquired 68,960,000 restricted common shares
(approximately 50.4% of the then issued and outstanding shares). In connection with the acquisition, the then officers and director of the Company resigned and
James Ditanna and two other persons were appointed as the directors and officers of the Company.

      On June 1, 2005, pursuant to a Stock Purchase Agreement dated as of June
1, 2005 between HVST Acquisition and AII, HVST Acquisition sold to AII
68,960,000 shares of our common stock, constituting approximately 50.4% of our outstanding common stock.

      By virtue of its acquisition of a majority of our voting securities of on such date, AII acquired from HVST Acquisition control of the Company on June 1,
2005.

      In August 2005 we effected a one for 1,370 share reverse stock split pursuant to which the outstanding shares of our common stock were reduced from
136,959,999 shares to 100,129 shares.

      Immediately prior to the consummation of the Exchange Agreement, we had no assets.

Organizational History of GSLI and ASLR

      GSLI was incorporated in Mississippi on June 4, 2004 as a wholly owned subsidiary of AII. In November 2004 GSLI purchased the Shell Landing Golf Club, located in Gautier, Mississippi, for $8,000,000. The purchase was financed with a $6,400,000 first mortgage loan from an institution and a $1,600,000 second mortgage from the seller. On November 3, 2005 GSLI, AII and Azur-Shell Landing
Development II, LLC ("ASLD II"), entered into a loan agreement and certain additional agreements and instruments, including promissory notes and a deed of trust, with or in favor of Omicron Master Trust and certain other investors
(collectively, the "Investors") pursuant to which the Investors loaned to the borrowers an aggregate of $6,000,000. A portion of such borrowings was used to pay off the entire outstanding indebtedness secured by the second mortgage on the Shell Landing Golf Club. As of January 31, 2006 the outstanding principal and accrued interest secured by a first mortgage on the Shell Landing Golf Club was $6,282,826 and the outstanding indebtedness on the loan from the Investors
(which indebtedness is secured by a second mortgage on property of GSLI) was
$6,000,000. The Shell Landing Golf Club is the only asset of GSLI.

      ASLR was incorporated in Mississippi on April 29, 2005. All of the outstanding capital stock of ASLR was transferred to AII in October 2005 for no consideration. As of the date of such transfer ASLR had no assets or liabilities.

      ASLD II, a Mississippi limited liability company owned 50% by Crawford
Family Limited Partnership, a Florida limited partnership ("Crawford"), and
Naranjo Family Limited Partnership, a Florida limited partnership ("Naranjo"), owns five (5) parcels of land in Gautier, Mississippi (the "Property") with an as is undeveloped appraised value of $19,170,000. The land is contiguous to the
Shell Landing Golf Club. On October 31, 2005 AII, ASLR and ASLD II entered into a Co-Ownership Agreement (the "Co-Ownership Agreement") pursuant to which ASLD
II conveyed to ASLR a 95% undivided tenants-in-common interest in the Property for the following consideration:

      At the closing on November 3, 2005 ASLR paid to Naranjo $1,000,000 in cash, issued to Naranjo a promissory note in the principal amount of $250,000 and agreed that until Naranjo shall have received payments in an aggregate amount of $16,000,000 as a result of ASLD II's 5% undivided tenants-in-common interest the Property, Naranjo shall receive directly and within 5 business days of each closing, 5% of the revenue derived from the sale of developed Property, sale of land, lease or rental of any or all of the Property or any interest therein before closing costs, commissions or other expenses paid in connection therewith and certain minimum cumulative payments whether or not sales or rentals of the Property have been made. In addition, AII issued to Naranjo an aggregate of 5,000,000 shares of Azur common stock.

      At the closing ASLR also paid to Crawford $250,000 in cash, issued to
Crawford a promissory note in the principal amount of $1,460,000 (which amount includes unpaid salary to Carl Crawford from February 1, 2005 to September 30,
2005 of $210,000) and agreed that Crawford shall receive in perpetuity 5% of all gross proceeds received by ASLR or any of its subsidiaries from of sales of land from the Property. In addition, pursuant to the Co-Ownership Agreement, ASLR paid off the entire indebtedness to the seller of the Shell Landing Golf Club which was secured by a second mortgage on such property. In addition, AII issued to Crawford an aggregate of 5,000,000 shares of AII common stock and ASLR issued to Carl Crawford as further consideration a number of shares of ASLR common stock such that after the issuance, Carl Crawford owned 25% of the outstanding shares of common stock of ASLR and AII owned the remaining 75%. Also, Carl
Crawford entered into an employment agreement under which he agreed to serve as a director and President of each of ASLR and Grand Shell for a three year term
(subject to extension for additional one year periods if not terminated by either party) at a salary of $360,000 per annum plus additional benefits.

      On February 14, 2006 we acquired all of the outstanding capital stock of
GSLI and 75% of the outstanding capital stock of ASLR pursuant to the terms of the Exchange Agreement. See Item 1.01 herein.

Overview of Our Business and Properties After the Acquisition of GSLI and ASLR

      Through our wholly owned subsidiary, GSLI, we own Shell Landing Golf Club.
The 225 acre course designed by Davis Love III is located in Gautier,
Mississippi approximately 13 miles east of Biloxi, which has become a world class entertainment and gambling center with 12 casinos. The region was affected by Hurricane Katrina in 2004. There are currently approximately 6,800 hotel rooms in operation in the Gautier and Biloxi area. We believe that the number of rooms should increase to approximately 14,000 in the next six months and approximately 30,000 in the next three years. The Mississippi legislature has changed the laws regarding gaming whereby casinos will be permitted to build their casinos on land. This action by the legislature was intended to assist revitalizing the gaming community and the local economy. We believe that the gaming community is set to invest significantly in the rebuilding of the region's gaming industry.

      Golf Digest named Shell Landing among America's Best New Courses in 2002.
The January 2002 issue ranked the course #5 in America in the Best New Upscale
Public category, the only course in the top five located in the South. Shell
Landing includes a clubhouse with locker rooms, a restaurant and catering facilities and a golf shop; a driving range and practice area; a deck and a maintenance building.

      There were 30,442 rounds of golf played on the course in 2005 and 1,785 rounds played from January 1 to January 31, 2006.

      We own 75% of the capital stock of ASLR which in turn has a 95% undivided tenants-in-common interest in five (5) parcels of land aggregating approximately
1,100 acres in Gautier, Mississippi (the "Property") with an as is undeveloped appraised value of $19,170,000. The land is contiguous to the Shell Landing Golf
Club. ASLR's ownership rights are subject to the terms of a Co-Ownership
Agreement among ASLR, AII and ASLD II. ASLD II is a Mississippi limited liability company owned 50% by Crawford Family Limited Partnership, a Florida limited partnership ("Crawford"), and Naranjo Family Limited Partnership, a
Florida limited partnership ("Naranjo"). ASLD II owns the record title to the
Property.

      ASLD II acquired the Property on May 4, 2005 for a purchase price of
$8,000,000. The purchase price was partially financed with a $7,413,000 mortgage loan obtained from an institution. The outstanding principal balance of the loan accrues interest at the rate of 14% per annum. Monthly interest payments commenced on June 1, 2005 and shall be paid while principal on the loan remains outstanding. Assuming no principal is prepaid, the monthly interest payments shall be $86,485. The entire principal amount of the loan is due on June 1,
2007. The land includes approximately 455 acres plus 48 completed, but unsold residential lots ranging in size from .6 to 1.25 acres, 230 platted but undeveloped lots, 129 of which will be premier lots (larger acreage, better views) and 101 of which will be estate lots a proposed 12.75 acre condominium site, a proposed 18.9 acre condominium site, a proposed 20.0 acre apartment site, approximately 330 acres planned for a resort village, various residential lots, town homes and cluster homes and approximately 61 acres of commercial land
(95% of which is wetlands).

      The property is also held subject to a second mortgage securing indebtedness in the principal amount of $6,000,000 held by the Investors. For further information about the transaction in which such indebtedness was incurred, see the first paragraph of the section entitled "Organizational
History of GSLI and ASLR in this Item 2.01.

      Under the Co-Ownership Agreement, ASLR has agreed, among other things, that until Naranjo shall have received payments in an aggregate amount of
$16,000,000 as a result of ASLD II's 5% undivided tenants-in-common interest the
Property, Naranjo shall receive directly and within 5 business days of each closing, 5% of the revenue derived from the sale of developed property, sale of land, lease or rental of any or all of the Property or any interest therein before closing costs, commissions or other expenses paid in connection therewith and certain minimum cumulative payments whether or not sales or rentals of the
Property have been made. In addition, ASLR agreed that Crawford shall receive in perpetuity 5% of all gross proceeds received by ASLR or any of its subsidiaries from of sales of land from the Property.

      We intend to construct on the 12.75 acre site located between the 9th and
18th fairways of the Shell Landing Golf Course, a 126 unit luxury condominium project consisting of 21 buildings surrounding a pool, spa and eight tennis courts and overlooking the Shell Landing Golf Course. The units average 1,500 square feet and are being offered at prices averaging $315,000. The project is scheduled to commence in the second quarter of 2006 and be completed by the first quarter of 2007. We intend to obtain traditional bank financing for the construction of this project. The contractor for this project has not been chosen. The selling price for each unit has been reduced due to changes in the design of the units which will reduce construction costs and enable us to maintain substantially all of our profit margin.

      A second phase of development on the 18.9 acre site located between the
3rd, 4th and 5th fairways of the golf course contemplates construction of 210 condominium units in 30 buildings. We anticipate that construction will commence in the first quarter of 2007 and be completed by the first quarter of 2008. We anticipate that the marketing and sales of these units shall commence in the third quarter of 2006. JME Coldwell Banker shall continue marketing this property to prospective purchasers in the local market as well as in Georgia,
Alabama, Tennessee, Texas and states in the Northeast. In addition, we anticipate that the marketing and sale of a portion of the property to a third party, where we intend to construct 400 apartment units. Construction is expected to commence in 2006.

                                LEGAL PROCEEDINGS

      We know of no material, active, pending or threatened proceeding against us, GSLI or ASLR nor are we involved as a plaintiff in any material proceeding or pending litigation.

                                  RISK FACTORS

      An investment in our Common Stock involves a high degree of risk. You should carefully consider the risks described below and the other information contained herein before deciding to invest in our Common Stock. The financial information contained in this Risk Factors" section is given on a pro forma basis assuming the transactions contemplated by the Exchange Agreement had occurred don or prior to the date of such information.

      Our cash flows and capital resources may be insufficient to service our substantial indebtedness and future indebtedness and such cash flows, and our ability to refinance all or a portion of our indebtedness or obtain additional financing, depend on many factors beyond our control.

      As of February 14, 2006, on a consolidated basis we had approximately
$35,620,428 of outstanding long-term debt. We plan to incur substantial additional indebtedness in the future in order to make acquisitions and fund the planned development of our existing properties.

      Because we have substantial debt, we will require significant amounts of cash from our operations and from borrowings and the sale of our equity and debt securities in order to fund our debt service obligations. Our ability to generate cash to meet scheduled payments or to refinance our obligations with respect to our debt depends on our financial and operating performance which, in turn, is subject to prevailing economic and competitive conditions and to the following financial and business factors, some of which may be beyond our control.

      If our cash flow and capital resources are insufficient to fund our debt service obligations, we could face substantial liquidity problems and might be forced to reduce or delay capital expenditures, dispose of material assets or operations, seek to obtain additional equity capital, or restructure or refinance our indebtedness. Such alternative measures may not be successful and may not permit us to meet our scheduled debt service obligations. In particular, in the event that we are required to dispose of material assets or operations to meet our debt service obligations, we cannot be sure as to the timing of such dispositions or the proceeds that we would realize therefrom. The value realized from such dispositions will depend on market conditions and the availability of buyers, and, consequently, any such disposition may not, among other things, result in sufficient cash proceeds to repay our indebtedness. Also, the credit facilities which govern or will govern our credit facilities may contain covenants that may limit our ability to dispose of material assets or operations or to restructure or refinance our indebtedness. Further, we cannot assure you that we will be able to restructure or refinance any of our indebtedness or obtain additional financing, given the uncertainty of prevailing market conditions from time to time, our high levels of indebtedness and the various debt incurrence restrictions that may imposed by our credit facilities. If we are able to restructure or refinance our indebtedness or obtain additional financing, the economic terms on which such indebtedness is restructured, refinanced or obtained may not be favorable to us.

      Required repayments of debt and related interest can adversely affect our operating performance. As of February 14, 2006, approximately $6,172,882 of our debt bears interest at a variable rate. Interest rates are currently at historic lows and may increase significantly. Failure to hedge effectively against interest rate changes may adversely affect our results of operations. If our interest expense increased significantly, it would adversely affect our results of operations.

      We also intend to incur additional debt in connection with future developments and acquisitions of properties. We may borrow new funds to develop or acquire properties. In addition, we may incur or increase our mortgage debt by obtaining loans secured by some or all of the real estate properties we develop or acquire. Our substantial debt may harm our business and operating results by:

o     requiring us to use a substantial portion of our funds from operations to pay interest, which reduces the amount available for distributions or other purposes;

o     making us more vulnerable to economic and industry downturns and reducing our flexibility in responding to changing business and economic conditions; and

o     limiting our ability to borrow more money for operating or capital needs or to finance acquisitions in the future.

      In addition to the risks discussed above and those normally associated with debt financing, including the risk that our cash flow will be insufficient to meet required payments of principal and interest, we also are subject to the risk that we will not be able to refinance the existing indebtedness on our properties (which, in most cases, will not have been fully amortized at maturity) or obtain permanent financing on development projects we financed with construction loans or mezzanine debt, and that the terms of any refinancing we could obtain would not be as favorable as the terms of our existing indebtedness. If we are not successful in refinancing this debt when it becomes due, we may be forced to dispose of properties on disadvantageous terms, which would adversely affect our ability to service other debt and meet our other obligations.

      We expect to experience rapid growth and may not be able to adapt our management and operational systems to respond to the integration of additional properties without significant disruption or expense.

                                       10

      We expect to continue to pursue additional acquisition and development opportunities.

      As a result of the anticipated rapid growth of our portfolio, we cannot assure you that we will be able to adapt our management, administrative, accounting and operational systems or hire and retain sufficient operational staff to integrate these properties into our portfolio and manage any future acquisitions of additional properties without operating disruptions or unanticipated costs. As we develop or acquire additional properties, we will be subject to risks associated with managing new properties, including tenant retention and mortgage defaults. In addition, acquisitions or developments may cause disruptions in our operations and divert management's attention away from day-to-day operations. In addition, our profitability may suffer because of acquisition- related costs or amortization costs for acquired goodwill and other intangible assets. Our failure to successfully integrate any future properties into our portfolio could have a material adverse effect on our results of operations and financial condition and our ability to make cash distributions to our shareholders, although it is not our present intention to make cash distributions to shareholders in the immediately foreseeable future.

      Our future developments, acquisitions and investment opportunities may not yield the returns we expect or may result in shareholder dilution.

      We expect to develop and/or acquire a number of real estate properties in the future. New developments are subject to a number of risks, including, but not limited to, construction delays or cost overruns that may increase project costs, financing risks, the failure to meet anticipated occupancy or rent levels, failure to receive required zoning, occupancy, land use and other governmental permits and authorizations and changes in applicable zoning and land use laws. If any of these problems occur, development costs for a project will increase, and there may be significant costs incurred for projects that are not completed. In deciding whether to acquire or develop a particular property, we made certain assumptions regarding the expected future performance of that property. If a number of these new properties do not perform as expected, our financial performance will be adversely affected. In addition, if we issue equity securities for any such acquisitions, such issuances could be substantially dilutive to our shareholders.

      Our results of operations will be significantly influenced by the economies of the markets in which we operate, and the market for luxury residential and resort space generally.

      We are susceptible to adverse developments in the markets in which we operate, such as business layoffs or downsizing, industry slowdowns, relocations of businesses, changing demographics, infrastructure quality, state budgetary constraints and priorities, increases in real estate and other taxes, costs of complying with government regulations or increased regulation and other factors.
In addition, all of our real property is currently located in Gautier,
Mississippi, which exposes us to greater economic risks than if we owned properties in numerous geographic regions. Any adverse economic or real estate developments in Gautier, Mississippi and the surrounding region or any of the markets in which we may operate, or any decrease in demand for luxury residential housing and hotel space resulting from the local regulatory environment, business climate or fiscal problems, could adversely affect our financial condition, results of operations, cash flow, the trading price of our common shares and our ability to satisfy our debt service obligations.

      We may not be successful in identifying suitable development projects or acquisitions that meet our criteria, which may impede our growth.

      A central part of our business strategy is expansion through development projects and acquisitions, which requires us to identify suitable development or acquisition candidates or investment opportunities that meet our criteria and are compatible with our growth strategy. We may not be successful in identifying suitable real estate properties or other assets that meet our development or acquisition criteria or in completing developments, acquisitions or investments on satisfactory terms. Failure to identify or complete developments or acquisitions could slow our growth, which could in turn adversely affect our financial condition and results of operations.

                                       11

Our performance and value are subject to risks associated with real estate assets and with the real estate industry.

      Our ability to make distributions to our shareholders depends on our ability to generate substantial revenues from our properties. Events and conditions generally applicable to owners and operators of real property that are beyond our control may decrease cash available for distribution and the value of our properties. These events include:

o     local oversupply, increased competition or reduction in demand for space;

o     inability to collect rent from tenants;

o     vacancies or our inability to rent space on favorable terms;

o     inability to finance property development, tenant improvements and acquisitions on favorable terms;

o     increased operating costs, including insurance premiums, utilities and real estate taxes;

o     costs of complying with changes in governmental regulations;

o     the relative illiquidity of real estate investments;

o     changing demographics; and

o     changing traffic patterns.

      In addition, periods of economic slowdown or recession, rising interest rates or declining demand for real estate, or the public perception that any of these events may occur, could result in a general decline in sales prices or rents, which would adversely affect our financial condition, results of operations, cash flow, per share trading price of our common shares and ability to satisfy our debt service obligations and to make distributions to our shareholders.

      We could incur significant costs related to government regulation and environmental matters.

      Under various federal, state and local laws, ordinances and regulations, an owner or operator of real estate may be required to investigate and clean up hazardous or toxic substances or petroleum product releases at a property and may be held liable to a governmental entity or to third parties for property damage and for investigation and clean up costs incurred by such parties in connection with contamination. The cost of investigation, remediation or removal of such substances may be substantial, and the presence of such substances, or the failure to properly remediate such substances, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. In connection with the ownership, operation and management of real properties, we are potentially liable for removal or remediation costs, as well as certain other related costs, including governmental fines and injuries to persons and property.

      The occurrence of natural disasters in the Gulf Coast could adversely affect our business.

      All of our real estate properties are currently located in Gautier,
Mississippi on the Mississippi Gulf Coast. The occurrence there of natural disasters such as hurricanes, floods, fires, unusually heavy or prolonged rain and droughts, could have a material adverse effect on our ability to develop and sell properties or realize income from our projects. The occurrence of natural disasters could also cause increases in property insurance rates and deductibles which could reduce demand for our properties. On August 29 - 30 of 2005, the state of Mississippi was affected by Hurricane Katrina. Shell Landing Golf Club which is located in Gautier, Mississippi was impacted by this hurricane. No significant structural damage occurred, mostly due to the high elevation of the land pertaining to the golf Club. There was loss of power to the area, which resumed on September 2, 2005. Although the golf Club resumed operations on
September 23, 2005 we experienced a reduction in revenues from the golf Club in the short term as a result of the hurricane. The insurance company has been contacted and the claims have been submitted with respect to economic loss and any damage that may have occurred to the golf Club and any related property. The insurance companies have paid approximately $264,500 in advances on the claims for repairs and replacement of equipment. Insurance premiums for the golf course have increased in the aggregate approximately $5,500 per annum. The golf course has lost $419,000 in revenues through December 31, 2005 due to the hurricane based on revenues earned in 2004 and the projections for 2006.

                                       12

      Joint venture investments could be adversely affected by our lack of sole decision-making authority, our reliance on a co-venturer's financial condition and disputes between us and our co-venturers.

      We may co-invest with third parties through partnerships, joint ventures or other entities, acquiring non-controlling interests in or sharing responsibility for managing the affairs of a property, partnership, joint venture or other entity. In these situations, we will not be in a position to exercise sole decision-making authority regarding the property, partnership, joint venture or other entity. Investments in partnerships, joint ventures or other entities may, under certain circumstances, involve risks not present were a third party not involved, including the possibility that partners or co-venturers might become bankrupt or fail to fund their share of required capital contributions. Partners or co-venturers may have economic or other business interests or goals that are inconsistent with our business interests or goals, and may be in a position to take actions contrary to our policies or objectives. Such investments may also have the potential risk of impasses on decisions, such as a sale, because neither we nor the partner or co-venturer would have full control over the partnership or joint venture. Disputes between us and partners or co-venturers may result in litigation or arbitration that would increase our expenses. Consequently, actions by or disputes with partners or co-venturers might result in subjecting properties owned by the partnership or joint venture to additional risk. In addition, we may, in certain circumstances, be liable for the actions of our third-party partners or co-venturers.

      We do not anticipate paying any cash dividends in the foreseeable future.

      We presently anticipate that we will retain all available funds for use in the operation and expansion of our business and do not anticipate paying any dividends in the foreseeable future. Any future payment of dividends to our stockholders will depend on decisions that will be made by our board of directors and will depend on then existing conditions, including our financial condition, contractual restrictions, capital requirements and business prospects.

      We may be unable to raise additional funding to pursue our strategies which may harm our business.

      We anticipate the need for additional capital as we pursue our business strategy. Based on our development plans for our current properties, we will need approximately $135 million over the next 12-24 months and a total of $620 million over the next five years. We expect to raise additional capital through a combination of new debt issuances and equity sales, from private as well as public sources, and traditional acquisition and development loans potentially utilizing any largely unencumbered properties as collateral for such loans.
Issuance of any convertible debt and/or the sale of equity will likely have a dilutive effect on us and our shareholders. Implementation of our strategy and business plans is contingent upon the availability of such funding sources. No assurance can be given that we will be able to raise capital, at terms that are acceptable to us, or at all, in order to fund our operations as set forth above.

                                       13

      Our business plan may never be implemented.

      Our business plan includes the acquiring, owning, developing, managing and selling of parcels of undeveloped property and existing hotel and resort properties. There is no assurance that any of the transactions will ever be completed.

      Our business plan includes the acquisition of real property and/or businesses.

      Our business plan includes future acquisitions or investments in real property, other companies and facilities. We may not realize the anticipated benefits of any acquisition or investment. If we make any acquisitions, we will be required to assimilate the operations, products and personnel of the acquired businesses and train, retain and motivate key personnel from the acquired businesses. Similarly, acquisitions may cause disruptions in our operations and divert our management's attention from day-to-day operations, which could impair our relationships with our employees, customers and strategic partners. In addition, our profitability may suffer because of acquisition-related costs, amortization costs for certain intangible assets, and impairment losses related to goodwill.

      Our real estate investments are relatively illiquid.

      Because real estate investments are relatively illiquid, our ability to vary our portfolio promptly in response to economic or other conditions will be limited. The foregoing may impede our ability to respond to adverse changes in the performance of our investments and could have an adverse effect on our financial condition and results of operations.

      Various conflicts of interest existed during the negotiation of the
Exchange Agreement.

      AII acquired a controlling interest in the Company on June 1, 2005 when
AII purchased approximately 50.4% of our outstanding common stock. In connection with such purchase, officers and directors of AII were appointed as our directors and officers and all persons not affiliated with AII resigned as officers and directors of Harvest.

      On the date that the Board of Directors of each company approved the
Exchange Agreement, our board consisted of the same individuals - Donald Goree,
Donald Winfrey, Tony Sharp and Frederick Trowman-Rose.

      Accordingly, on the day on which the Exchange Agreement was executed, we and AII were under common control.

      The directors of each of the Company and AII had an independent obligation to ensure that the participation in the share exchange of each individual company is fair and equitable, considering all factors unique to each company and without regard to whether the share exchange is fair and equitable to the other company. While the directors sought to discharge faithfully this obligation to each of the companies, you should bear in mind that all four of our directors were members of both boards during the negotiation of the Exchange
Agreement. As a result, these directors may not have had a totally independent perspective during the negotiations of the Exchange Agreement, which may have led them to advocate positions during such negotiations different from what they may have advocated had they not had the same perspective and the share exchange should not be viewed as being agreed upon at "arms-length."

                                       14

      Our common stock is traded on the Over- the- Counter Bulletin Board and, as a result, there may be limited trading volume in the stock, as well as a greater spread between "bid" and "asked" prices.

      Our common stock is traded on the Over-the-Counter Bulletin Board (the
"OTC Bulletin Board"). While a public market currently exists for our common stock, trading of relatively small blocks of stock can have a significant impact on the price at which the stock is traded. In addition, the over the counter market has experienced, and is likely to experience in the future, significant price and volume fluctuations which could adversely affect the market price of our common stock without regard to our operating performance.

      Issuers whose securities are traded on the OTC Bulletin Board may experience a greater spread between the "bid" and "asked" prices of their securities compared with securities traded on a national securities exchange or
Nasdaq, and a limited liquidity in their securities. In addition, many investors have policies against the purchase or holding of securities traded in the over-the-counter markets. Trading in an over-the-counter market such as OTC
Bulletin Board has, and will continue to, affect both the trading volume and the market value of our common stock for the foreseeable future.

      We will be subject to the penny stock rules which may adversely affect trading in our stock.

      Because our common stock is not listed on any securities exchange or the
Nasdaq Stock Market and does not have a trading price of at least $5.00 per share, our common stock is subject to penny stock regulations. As a result, the market liquidity for our shares could be adversely affected because these regulations require broker-dealers to make a special suitability determination for the purchase and to have received the purchaser's written consent to the transaction prior to the sale. This makes it more difficult administratively for broker-dealers to buy and sell stock subject to the penny stock regulations on behalf of their customers. As a result, it may be more difficult for a broker-dealer to sell our shares.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      As of February 14, 2006, we had outstanding 25,336,893 shares of common stock, 25,287,109 shares of which were owned by AII, including 25,236,773 shares which were issued pursuant to the Exchange Agreement.

                   DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

Our Directors and Executive Officers

The following sets forth information regarding our current executive officers and directors.

Donald H. Goree, Director, Chairman and Chief Executive Officer, Age 47

                                       15

      Mr. Goree was elected Chief Executive Officer of Harvest on June 1, 2005.
He has been Chairman and CEO of Azur since January 2004. Mr. Goree has over 25 years of experience in commercial real estate investment, finance and development.

Donald C. Winfrey, Director and President, Age 38

      Mr. Winfrey was elected President of the Company on June 1, 2005. He has been President and a director of AII since January 1, 2005. From 1997 to
December 31, 2004 he held various positions with Xentel, Inc., including Vice
President of its U.S. operations; from 1992 to 1997 he held various positions with CD3 Storage Systems, including President. He has also served as Chairman to various strategic planning and client development committees.

Tony Sharp, Director, Age 52

      Mr. Sharp was elected as a director of the Company effective January 1,
2006. Mr. Sharp was most recently a Project Director at Longcross Management, a
London-based commercial property development firm, and he has over 20 years experience in real estate development, urban renewal, finance, and consulting.
Mr. Sharp has also been serving as a director of AII since December 1, 2005.

      Mr. Sharp previously served AII in an advisory capacity. His experience in the property sector began in 1985, when, as an advisor for Coopers & Lybrand's consulting arm, he supported many large U.K. development companies with regard to their corporate structure and on the social and economic impact of proposed urban renewal schemes. This led to his appointment as assistant to the CEO of the National Phoenix Initiative (NPI), an urban renewal partnership sponsored by the construction and development industry associations along with the UK's
Department of Environment. NPI promoted projects involving private investment in public sector bodies including the health sector, universities, prison service, local authorities and urban development corporations. Following this, Mr. Sharp was involved with numerous joint ventures, acquiring distressed property portfolios while serving as project director at Longcross Management. Mr. Sharp is a graduate of Balliol College at Oxford University.

Frederick Trowman-Rose, Age 52

      Professor Trowman-Rose was elected as a director of the Company effective
January 1, 2006. He currently serves as Company Secretary of Light & Boston
Limited (a ceremonial regalia manufacturer) since 2001, and Managing Director of
Libomet Limited (a stamper and finisher of non-ferrous and precious metals).
Previously, he was Company Secretary and Director of his family engineering firm
ABC Maintenance Services Limited and a technical editor of publications including Professional Printer and British Editor. He is a professor of
Environmental Science and President of the Association of Teachers of Printing &
Allied Subjects and Provost of the London College of Management and IT.
Professor Trowman-Rose is a graduate of the University of Cambridge and holds doctorate degrees in organic chemistry. A former diplomat, he served Belize, the country of his birth, as her first Consul in the United Kingdom. Professor
Trowman-Rose has held a number of senior honorary positions on professional and environmental bodies, including Honorary Vice-President of the Chartered
Institute of Journalists, the world's senior professional association for journalism and the media.

                                       16

Carl Crawford, Vice President of Golf Operations and President of GSLI and ASLR,
Age 61

      Mr. Crawford has been Vice President of Golf Operations and the President of our subsidiary, The Grand Shell Landing, Inc., since AII acquired the Shell
Landing Golf Course in November 2004. Mr. Crawford was a part owner of the entity which sold the course to AII and has actively involved in operations of the golf course since 2002. Prior thereto he was a partner in HAM Marine, Inc., which was merged into Freide Goldman, Inc., a naval architect and marine engineering company. Since July 2000 he has been the sole proprietor of GME, a firm which operates a manufacturing facility for medical devices.

Albert Lazo, Secretary, Age 32

      Mr. Lazo was elected as Secretary of the Company on June 1, 2005. He has been General Counsel and Secretary of AII since April 2004 and a director of AII since January 2005. From February 2000 to April 2004, Mr. Lazo was an associate attorney with the law firm of Richards and Polansky, P.C. in Miami, Florida.
From June 1999 to February 2000, he was an associate attorney at the law firm of
John G. Shieley, P.A., based in Miami, Florida.

      There are no family relationships among any of the Company's directors and officers, except that Donald H. Goree and Donald Winfrey are first cousins.

Executive Compensation

      We did not pay any compensation to any of our officers and directors during the three fiscal years ended April 30, 2005 and have not paid any compensation to such persons during the period from May 1, 2005 to February 14,
2006.

      The following table provides information relating to compensation paid by
AII for the fiscal year ended December 31, 2004 for its Chief Executive Officer and compensation payable to other highly compensated executive officers of AII whose total salary and bonus (as determined pursuant to SEC rules) exceeded
$100,000.

                                       17

                                         Long Term Compensation                        Awards                     Payouts
                                ---------------------------------------      -------------------------   -------------------------
                                                                             Restricted     Securities
                                                            Other Annual        Stock       Underlying      LTIP          All
                                   Salary        Bonus      Compensation       Award(s)     Options/       Payouts       other
Name and Principal Position         ($)           ($)           ($)              ($)        SARs (#)         ($)          Comp.
                                -----------   -----------   -----------      -----------   -----------   -----------   -----------
Donald Goree, Chairman
and CEO                                   0             0         2,581(1)     1,400,900             0             0             0

Donald Winfrey, President                 0             0             0          381,710             0             0             0

Jeffrey Grene, Vice President
of Development                       40,000             0             0          345,900             0             0             0

Albert Lazo, General Counsel
and Secretary                        80,000             0           738          202,950             0             0             0

(1) Commencing December 15, 2004 and pending the sale of such property, which
AII is currently marketing, AII has provided to Mr. Goree the rent-free use of a
2 bedroom house located on North Rio Vista Boulevard, Fort Lauderdale, Florida.
The property is owned by a general partnership in which AII has a 53% interest.
AII is carrying all costs for the property, including debt service, taxes and utilities. The value of the benefit to Mr. Goree of living in such property on a rent-free basis for two weeks in 2004 is not included in the table.

Director Compensation

      Otto Reich, who served as a director of AII from December 1, 2004 to
December 1, 2005, was issued 50,000 shares of AII common stock upon his election as a director of AII. Eduardo Naranjo, who served as a director of AII from
February 11, 2004 to December 31, 2004 was awarded 3,000,000 shares of common stock of AII on February 11, 2004 and 500,000 shares of common stock of AII on
October 27, 2004 for services to AII.

Indemnification of Our Directors and Officers

      Reference is made to Section 145 of the Delaware General Corporation Law, which provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation (a
"derivative action")), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's charter, bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

                                       18

      The Company's Certificate of Incorporation eliminates the personal liability of directors to the fullest extent permitted by Section 102(b) (7) of the Delaware Corporation Law.

      The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES
ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE
COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT
IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION
IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

                            DESCRIPTION OF SECURITIES

      The authorized capital of the Company consists of 300,000,000 shares of
Common Stock, par value $.0001 per share, of which 25,336,893 shares were outstanding as of February 14, 2006 and 5,000,000 shares of Preferred Stock, par value $.0001 per share, no shares of which were issued or outstanding as of
February 14, 2006.

      Common Stock

      Holders of shares of Common Stock are entitled to share, on a ratable basis, such dividends as may be declared by the Board of Directors out of funds legally available therefor. Upon liquidation, dissolution or winding up of the
Company, after payment to creditors, if any, the assets of the Company will be divided pro rata on a per share basis among the holders of the Common Stock.

      Each share of Common Stock entitles the holders thereof to one vote.
Holders of Common Stock do not have cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors. The
By-Laws of the Company require that only a majority of the issued and outstanding shares of Common Stock need be represented to constitute a quorum and to transact business at a shareholders' meeting. The Common Stock has no preemptive, subscription or conversion rights and is not redeemable by the
Company.

                                       19

      Preferred Stock

      Shares of Preferred Stock may be issued from time to time in one or more series having some designations, rights and preferences as may be determined by the Board of Directors. As of February 14, 2006 no shares of Preferred Stock were issued or outstanding.

                           MARKET FOR OUR COMMON STOCK

      Our common stock is traded in the over-the-counter market and has been quoted on the OTC Bulletin Board since March 22, 1986. There is a very limited public market for our common stock. As of February 14, 2006, 25,336,893 shares of common stock were outstanding.

      The following table sets forth, for the respective periods indicated, the high and low bid quotations for our common stock. The information has been retroactively restated to give effect to a one for 1,370 share reverse stock split which was effectuated in August 2005, by multiplying the price per share as originally reported ($.01) by 1,370. The market quotations represent prices between dealers, do not include retail markup, markdown, or commissions and do not represent actual transactions.

Quarter Ended           High Bid        Low Bid
-------------           --------        -------

    2004
    ----
July 31, 2003             $13.70         $13.70
October 31, 2003           13.70          13.70
January 31, 2004           13.70          13.70
April 30, 2004             13.70          13.70

    2005
    ----
July 31, 2004              13.70          13.70
October 31, 2004           13.70          13.70
January 31, 2005           13.70          13.70
April 30, 2005

    2006
    ----
July 31, 2005           no quotation available
October 31, 2005        no quotation available
January 31, 2006        no quotation available

                                       20

      No dividends have been paid on our common stock and we do not anticipate paying dividends in the foreseeable future.

      At February 14, 2006, there were approximately 245 holders of record of our common stock. We believe that we have more shareholders since many of our shares are held in "street" name.

                       WHERE YOU CAN FIND MORE INFORMATION

      We have filed with the U.S. Securities and Exchange Commission (the
"SEC"), reports, statements and other information as required under the
Securities Exchange Act of 1934. These reports, statements and other information may be read and copied at the SEC's Public Reference Room at 100 F Street NE,
Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room at 1-800-SEC-0330.

      The SEC maintains a web site (HTTP://WWW.SEC.GOV.) that contains the registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the SEC such as
us. You may access our SEC filings electronically at this SEC website. These SEC filings are also available to the public from commercial document retrieval services.

Item 3.02 Unregistered Sales of Equity Securities.

      On February 14, 2006, we issued 25,236,773 shares of our common stock to
AII pursuant to the terms of the Exchange Agreement. The issuance of shares of our common stock in the share exchange was exempt from registration in reliance upon Rule 506 of Regulation D under Section 4(2) of the Securities Act.

Item. 5.06 Change in Shell Company Status.

      As a result of our acquisition of all of the outstanding capital stock of
GSLI and 75% of the outstanding capital stock of ASLR, as described in Item
2.01, which description is in its entirety incorporated by reference in this
Item 5.06 of this Current Report, we ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a)   The financial statements of GSLI are appended to this Current Report beginning on page F-1. The pro forma financial information giving effect to the consummation of the Exchange Agreement as of October 31, 2005 is
      appended to this report beginning at page P-1.

                                       21

(b)   The following exhibits are filed with this Current Report:

Exhibit No.   Description of Exhibit
-----------   ----------------------

10.1          Exchange Agreement, dated as of February 14, 2006 between the
              Company and AII.*

10.2          Waiver Agreement and Amendment dated February 14, 2006 among the
              Company, AII and certain other persons.*

10.3          Waiver Agreement and Amendment dated February 14, 2006 among the
              Company, AII and certain other persons.*

10.4          Form of Guarantee by the Company in favor of certain other persons.*

10.5          Form of Amended and Restated Debentures due September 30, 2006
              dated February 14, 2006 by the Company and AII in favor certain other persons.*

10.6          Registration Rights Agreement dated February 14, 2006 between the
              Company and certain other persons.*

10.7          Co-Ownership Agreement dated October 21, 2005 among, the Company,
              ASLD II and AII. Incorporated by reference to Exhibit 2.1 to the
              Current Report on Form 8-K filed by AII on November 4, 2005.

10.8          Promissory Note, dated November 3, 2005 in the principal amount of
              $1,460,000 from ASLR to Crawford. Incorporated by reference to
              Exhibit 2.2 to the Current Report on Form 8-K filed by AII on
              November 4, 2005.

10.9          Loan Agreement, dated as of November 3, 2005 among, AII, ASLR,
              GSLI, ASLD II, Omicron Master Trust and certain other investors.
              Incorporated by reference to Exhibit 2.4 to the Current Report on
              Form 8-K filed by AII on November 4, 2005.

10.10         Form of Promissory Note, dated November 3, 2005 from ASLR, Azur,
              GSLI and ASLD II to Investors. Incorporated by reference to
              Exhibit 2.5 to the Current Report on Form 8-K filed by AII on
              November 4, 2005

10.11         Deed of Trust and Security Agreement dated November 3, 2005 from
              ASLR, AII, GSLI and ASLD II in favor of the Investors.
              Incorporated by reference to Exhibit 2.6 to the Current Report on
              Form 8-K filed by AII on November 4, 2005.

----------------------
  * Filed herewith.

                                       22

10.12         Indemnity Agreement dated November 17, 2004 among GSLI, Carl
              Crawford ("Crawford") and AII. Incorporated by reference to
              Exhibit 10.13 to the Registration Statement on Form S-4 (No.
              333-126713) filed by the Company on July 20, 2005 (the "S-4").

10.13         Warranty Deed from Shell Landing Golf, LLC to GSLI. Incorporated by reference to Exhibit 10.4 to the S-4.

10.14         Promissory Note in the principal amount of $6,400,000 dated
              November 17, 2004 from GSLI to the order of Textron Financial
              Corporation ("Textron"). Incorporated by reference to Exhibit
              10.17 to the S-4.

10.15         Assignment of Leases, Rents and Contracts from GSLI to Textron.
              Incorporated by reference to Exhibit 10.18 to the S-4.

10.16         Deed of Trust, Security Agreement and Fixture Filing dated as of
              November 17, 2004 from GSLI to Textron. Incorporated by reference to Exhibit 10.19 to the S-4.

10.17         Design Contract dated July 20, 1999 among Shell Landing
              Development, Inc. and McIntyre Golf Development and Love
              Enterprises and Associates, Inc. and Davis Love III. Incorporated
              by reference to Exhibit 10.23 to the S-4.

10.18         Letter, dated November 10, 2004 from Love Enterprises and
              Associates, Inc. to GSLI. Incorporated by reference to Exhibit
              10.24 to the S-4.

                                       23

                          INDEX TO FINANCIAL STATEMENTS

                                                                        Page No.

The Grand Shell Landing, Inc. Financial Statements as of
September 30, 2005 and for the Nine Months then Ended
(unaudited)

  Balance Sheet                                                              F-2
  Income Statement                                                           F-3
  Statement of Cash Flows                                                    F-4
  Notes to Financial Statements                                            F-5-8

The Grand Shelling Landing, Inc. Financial Statements as of
December 31, 2004 and for the 45 days ended December 31, 2004

  Report of Independent Registered Public Accounting Firm                    F-9
  Balance Sheet                                                             F-10
  Income Statement                                                          F-11
  Statement of Cash Flows                                                   F-12
  Statement of Stockholders' Equity                                         F-13
  Notes to Financial Statements                                          F-14-19

Shell Landing Golf, LLC Financial Statements as of December 31, 2003
and for the year ended December 31, 2003

  Report of Independent Registered Public Accounting Firm                   F-20
  Balance Sheet                                                             F-21
  Income Statement                                                          F-22
  Statement of Members' Equity                                              F-23
  Statement of Cash Flows                                                   F-24
  Notes to Financial Statements                                          F-25-28

                                       F-1

                          THE GRAND SHELL LANDING, INC.
                                  BALANCE SHEET
                               September 30, 2005
                                   (unaudited)

                                     ASSETS

CURRENT ASSETS
  Cash                                                             $    141,442
  Accounts receivable                                                    50,074
  Inventory                                                              82,479
  Prepaid expenses                                                      129,868
                                                                   ------------
    Total current assets                                                403,863

Property and equipment, net of accumulated
 depreciation of $379,324                                             7,775,646

Other assets                                                            147,032
                                                                   ------------

TOTAL ASSETS                                                       $  8,326,541
                                                                   ============

                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Accounts payable                                                       60,637
  Payroll Liabilities                                                     4,034
  Other current liabilities                                             113,983
  Current portion of notes payable                                    1,251,064
  Current portion of capital lease obligations                           45,016
                                                                   ------------
    Total current liabilities                                         1,474,734

LONG-TERM LIABILITIES
  Notes payable                                                       6,121,506
  Capital lease obligation                                               48,445
                                                                   ------------
    Total long-term liabilities                                       6,169,951
                                                                   ------------

EQUITY
  Common stock:
   $0.01 par value, 2,000 shares authorized,
   issued and outstanding                                                    20
  Additional paid-in capital                                            837,586
  Retained earnings (deficit)                                           (35,304)
  Net Income (Loss)                                                    (120,447)
                                                                   ------------

TOTAL LIABILITIES AND EQUITY                                       $  8,326,541
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                                      F-2

                          THE GRAND SHELL LANDING, INC.
                                INCOME STATEMENT
                  For the Nine Months Ended September 30, 2005
                                   (unaudited)

Revenues
  Golf course revenue                                              $  1,610,930
  Merchandise sales                                                     236,444
  Restaurant sales                                                      292,276
                                                                   ------------
    Total Revenue                                                     2,139,649

Cost of Sales                                                           255,680
                                                                   ------------

Gross Profit                                                          1,883,969

Operating Expenses
  General and administrative expenses                                 1,285,507
  Depreciation                                                          348,892
  Amortization                                                           27,006
                                                                   ------------
    Total Operating Expenses                                          1,661,405
                                                                   ------------

Net Income (Loss) Before
  Other Income and (Expense)                                            222,564

Other Income and (Expense)
  Other Income                                                              831
  Interest Expense                                                     (343,842)
                                                                   ------------
    Total Other Income and (Expense)                                   (343,011)

                                                                   ------------
Net Income (Loss)                                                      (120,447)
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                                      F-3

                          THE GRAND SHELL LANDING, INC.
                             STATEMENT OF CASH FLOWS
                  For the Nine Months Ended September 30, 2005
                                   (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                                $   (120,447)
  Adjustments to Reconcile Income (Loss) to Net Cash
  Provided (Used) for Operating Activities:
  Depreciation and amortization                                         375,897
  (Increase) decrease in operating assets:
    Accounts Receivable                                                 (12,668)
    Inventory                                                           (17,038)
    Prepaid Expenses                                                    (22,503)
  Increase (Decrease) in opearting liabilities:
    Accounts Payable                                                     23,588
    Accrued Expenses                                                      5,097
                                                                   ------------

  NET CASH PROVIDED BY OPERATING ACTIVITIES                             231,926
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net increase in equipment                                              (5,726)
                                                                   ------------

  NET CASH USED FOR INVESTING ACTIVITIES                                 (5,726)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Notes and loans payable                                              (128,036)
  Capital lease obligations                                             (31,744)
                                                                   ------------

  NET CASH USED BY FINANCING ACTIVITIES                                (159,780)
                                                                   ------------

Net Increase in Cash                                                     66,420

Beginning Cash                                                           75,022

                                                                   ------------
Ending Cash                                                        $    141,442
                                                                   ============

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                                         $    343,842
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                                      F-4

                          THE GRAND SHELL LANDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2005
                                   (unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations. The Grand Shell Landing, Inc. (a MS Corporation) operates an 18-hole golf course, pro-shop and restaurant located in Gautier, MS. In 2004, the course was named the Number 5 Upscale Course by Golf Digest in its annual
"America's Top 10 Best New Courses." The course is located near the third largest gaming market in the United States of America. Out-of-state players account for approximately eighty-two percent of the Company's revenue.

Use of Estimates. Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

Cash. For amounts categorized as "cash" on the balance sheet and statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Property and Equipment. Property and equipment are carried at cost and are being depreciated over their useful lives using the straight-line method. The estimated useful lives of significant assets are as follows: equipment, 5 years;
land improvements, 20 years; and buildings, 40 years. The parent company determines the depreciation method to be used for income tax purposes.
Substantially all of the Company's assets are encumbered.

Leases. Leases that transfer substantially all of the risks and benefits of ownership are capital leases. Other leases are operating leases. Capital leases are included in property and equipment and are amortized using the same methods as used for depreciation of property and equipment. Operating leases are expensed over the terms of the leases using the straight-line method.

Allowance for Doubtful Accounts. An allowance for doubtful accounts is estimated and recorded based on the Company's historical bad debt experience. Management believes that all accounts receivable will be collected within one year;
therefore, an allowance for doubtful accounts is not considered necessary.

Inventory. Inventory is stated at the lower of cost or market value with cost determined using the first-in, first-out method.

Income Taxes. The Company (a MS Corporation) is a wholly-owned subsidiary of
Azur International, Inc. The company and its parent file a consolidated federal income tax return. A provision for income taxes has been included in the company's income statement; allocated on the separate return basis.

NOTE 2. ACCOUNTS RECEIVABLE

Accounts receivable consist of $50,074 as of September 30, 2005.

                                      F-5

                          THE GRAND SHELL LANDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2005
                                   (unaudited)

NOTE 3. PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of September 30, 2005:

Land                                                               $    861,949
Land improvements                                                     4,603,620
Buildings                                                             2,295,616
Equipment and fixtures                                                  393,785
                                                                   ------------
                                                                      8,154,970
Less: Accumulated depreciation                                         (379,324)
                                                                   ------------
                                                                   $  7,775,646
                                                                   ============

Depreciation expense for the nine months ended September 30, 2005 was $348,892.

NOTE 4. CAPITAL LEASES

Property held under capital leases, included with property and equipment at
September 30, 2005, consists of the following as of September 30, 2005:

Equipment                                                          $    256,027
Less: Accumulated depreciation                                           (4,267)
                                                                   ------------
Equipment under capital lease-net                                  $    251,760
                                                                   ============

Capital lease obligations consist of the following at September 30, 2005:

Non-cancellable equipment leases, through 2008, secured
 by equipment                                                      $     93,461
Less: Current portion of capital lease obligations                      (45,016)
                                                                   ------------
Long-term capital lease obligations                                $     48,445
                                                                   ============

                                      F-6

                          THE GRAND SHELL LANDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2005
                                   (unaudited)

NOTE 4. CAPITAL LEASES (Continued)

The following is a schedule of future lease payments under capital leases for the nine months ended September 30, 2005:

                        2005                                      $     45,016
                        Thereafter                                      48,445
                                                                  ------------
                        Total mininum lease payments                    93,461

NOTE 5. OTHER ASSETS

Other assets consists of the following at September 30, 2005:

                        Loan costs, net of
                         accumulated amortization of $33,007      $    147,032
                                                                  ------------
                                                                  $    147,032
                                                                  ============

Loan costs are being amortized under the straight-line method over the life of the loan.

NOTE 6. NOTES PAYABLE

Notes payable consists of the following as of Setpember 30, 2005:

Note payable to a finance company, monthly payments are variable, including
  interest of 6.75%, collateralized by real property, due November 2009            $  6,283,264
Note payable to former owner of Grand Shell Landing, bearing interest of 6%
  due on November 16, 2005                                                            1,070,811
Note payable to a finance company, monthly payments of $278, including
  imputed interest of 7.00%, collateralized by equipment, due October 2006                4,102
Note payable to a finance company, monthly payments of $277, including
  imputed interest of 6.49%, collateralized by equipment, due May 2007                    5,142
Note payable to a finance company, monthly payments of $814, including
  imputed interest of 6.75%, collateralized by equipment, due October 2006                9,251
Non-cancellable equipment leases, through 2008, secured                                  93,461
                                                                                   ------------
                                                                                      7,466,031
Less current maturities                                                              (1,296,080)
                                                                                   ------------
                                                                                   $  6,169,951
                                                                                   ============

                                      F-7

                          THE GRAND SHELL LANDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2005
                                  (unaudited)

NOTE 6. NOTES PAYABLE (Continued)

Maturities of notes payable are as follows:

                        2005                                           1,296,080
                        Thereafter                                     6,169,951
                                                                    ------------
                                                                    $  7,466,031
                                                                    ============

NOTE 7. COST OF SALES

Cost of sales consists of the following at September 30, 2005:

                                                                        2005
                                                                    ------------
                        Merchandise                                 $    139,883
                        Food                                              73,288
                        Beer and liquor                                   42,509

                                                                    ------------
                                                                    $    255,680
                                                                    ============

NOTE 8. INCOME TAXES

The Company files a consolidated federal tax return with its parent and records its share of the consolidated federal tax expense on a separate return basis.

NOTE 9. COMMITMENTS AND CONTINGENCIES

Operating Leases:

The Company leases equipment under operating leases expiring in various years through 2007. In the normal course of business, the Company generally renews or replaces its operating leases.

Claims and Litigation

Management is unaware of any pending litigation matters as of September 30,
2005.

                                      F-8

                              BAUM & COMPANY, P.A.
                          Certified Public Accountants
                        1515 University Drive, Suite 209
                          Coral Springs, Florida 33071

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
The Grand Shell Landing, Inc.
Fort Lauderdale, Florida

We have audited the accompanying balance sheet of The Grand Shell Landing, Inc.
as of December 31, 2004 and the related statements of operations, stockholders'
equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Grand Shell Landing, Inc.
as of December 31, 2004 and the results of their operations and their cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Baum & Company, P.A.
Baum & Company, P.A.

Coral Springs, Florida
April 22, 2005

                                      F-9

                          THE GRAND SHELL LANDING, INC.
                                  BALANCE SHEET
                                December 31, 2004

                                     ASSETS

CURRENT ASSETS
  Cash                                                             $     75,022
  Accounts receivable                                                    37,406
  Inventory                                                              65,441
  Prepaid expenses                                                      107,365
                                                                   ------------
    Total current assets                                                285,234

Property and equipment, net of accumulated depreciation               8,118,812
 of $30,432

Other assets                                                            174,037
                                                                   ------------

TOTAL ASSETS                                                       $  8,578,083
                                                                   ============

                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Accounts payable                                                       37,049
  Accrued property taxes                                                 65,965
  Accrued interest                                                       23,777
  Other current liabilities                                              10,099
  Deferred revenue                                                       13,080
  Current portion of notes payable                                    1,231,123
  Current portion of capital lease obligations                           49,422
                                                                   ------------
    Total current liabilities                                         1,430,515

LONG-TERM LIABILITIES
  Notes payable                                                       6,269,483
  Capital lease obligation                                               75,783
                                                                   ------------
    Total long-term liabilities                                       6,345,266
                                                                   ------------

EQUITY
  Common stock:
   $0.01 par value, 2,000 shares authorized,
   issued and outstanding                                                    20
  Additional paid-in capital                                            837,586
  Retained earnings (deficit)                                           (35,304)
                                                                   ------------

TOTAL LIABILITIES AND EQUITY                                       $  8,578,083
                                                                   ============

The accompanying notes are an integral part of the financial statements.

                                      F-10

                          THE GRAND SHELL LANDING, INC.
                                INCOME STATEMENT
                     For the 45 days ended December 31, 2004

Revenues
  Golf course income                                               $    167,820
  Merchandise sales                                                      25,489
  Restaurant sales                                                       36,187
                                                                   ------------
    Total Revenue                                                       229,496

Cost of Sales                                                            33,379
                                                                   ------------

Gross Profit                                                            196,117

Operating Expenses
  General & Administrative Expenses                                     137,681
  Depreciation                                                           30,432
  Amortization                                                            6,001
                                                                   ------------
    Total Operating Expenses                                            174,114
                                                                   ------------

Net Income (Loss) Before
  Other Income and Expense                                               22,003

Other Income and (Expense)
  Interest Expense                                                      (57,307)
                                                                   ------------
    Total Other Income and (Expense)                                    (57,307)

                                                                   ------------
Net Income (Loss)                                                  $    (35,304)
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                                      F-11

                          THE GRAND SHELL LANDING, INC.
                             STATEMENT OF CASH FLOWS
                      For the Year Ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                                $    (35,304)
  Adjustments to Reconcile Income (Loss) to Net Cash
  Provided (Used) for Operating Activities:
  Depreciation                                                           30,432
  Amortization                                                            6,001
  (Increase) decrease in operating assets:
    Accounts Receivable                                                 (37,406)
    Inventory                                                            11,102
    Prepaid Expenses                                                     23,710
  Increase (Decrease) in opearting liabilities:
    Accounts Payable                                                     37,049
    Accrued Expenses                                                     30,835
    Deferred Revenue                                                    (11,877)
    Other Liabilitites                                                   10,099
                                                                   ------------

  NET CASH PROVIDED BY OPERATING ACTIVITIES                              64,641
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from borrowings                                             14,000
    Principal payments on long-term debt                                 (4,319)

  NET CASH PROVIDED BY FINANCING ACTIVITIES                               9,681
                                                                   ------------

Net Increase in Cash                                                     74,322

Beginning Cash, November 17, 2004                                           700

                                                                   ------------
Ending Cash                                                        $     75,022
                                                                   ============

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for:
    Interest                                                       $     57,307
                                                                   ============

SUMMARY OF SIGNIFICAT NONCASH TRANSACTIONS:

In 2004, the Company acquired property and equipment valued at $8,329,282 through the issuance of debt and assumption of capital leases and notes payable totalling $8,329,282.

In 2004, the Company incurred loan costs of $180,038, which were capitalized as intangible assets.

In 2004, the Company's parent paid $294,416 at the time of acquisition in which they received coomon stock and additional paid-in capital.

    The accompanying notes are an integral part of the financial statements.

                                      F-12

                          THE GRAND SHELL LANDING, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                             As of December 31, 2004

                                                                         Additional
                                            Common          Common        Paid-In      Accumulated
                                            Shares           Stock        Capital         Deficit
                                         ------------    ------------   ------------   ------------
Balance at 12/31/03

Net Loss for the Year Ended 12/31/04                                                        (35,304)

Issuance of Common Stock for Acquisitions       2,000              20        837,586

                                         ------------    ------------   ------------   ------------
Balance 12/31/04                                2,000    $         20   $    837,586   $    (35,304)
                                         ============    ============   ============   ============

    The accompanying notes are an integral part of the financial statements.

                                      F-13

                          THE GRAND SHELL LANDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations. The Grand Shell Landing, Inc. (a MS Corporation) operates an 18-hole golf course, pro-shop and restaurant located in Gautier, MS. In 2004, the course was named the Number 5 Upscale Course by Golf Digest in its annual
"America's Top 10 Best New Courses." The course is located near the third largest gaming market in the United States of America. Out-of-state players account for approximately eighty-two percent of the Company's revenue.

Use of Estimates. Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

Cash. For amounts categorized as "cash" on the balance sheet and statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Property and Equipment. Property and equipment are carried at cost and are being depreciated over their useful lives using the straight-line method. The estimated useful lives of significant assets are as follows: equipment, 5 years;
land improvements, 20 years; and buildings, 40 years. The parent company determines the depreciation method to be used for income tax purposes.
Substantially all of the Company's assets are encumbered.

Leases. Leases that transfer substantially all of the risks and benefits of ownership are capital leases. Other leases are operating leases. Capital leases are included in property and equipment and are amortized using the same methods as used for depreciation of property and equipment. Operating leases are expensed over the terms of the leases using the straight-line method.

Allowance for Doubtful Accounts. An allowance for doubtful accounts is estimated and recorded based on the Company's historical bad debt experience. Management believes that all accounts receivable will be collected within one year;
therefore, an allowance for doubtful accounts is not considered necessary.

Inventory. Inventory is stated at the lower of cost or market value with cost determined using the first-in, first-out method.

Income Taxes. The Company (a MS Corporation) is a wholly-owned subsidiary of
Azur International, Inc. The company and its parent file a consolidated federal income tax return. A provision for income taxes has been included in the company's income statement; allocated on the separate return basis.

NOTE 2. ACCOUNTS RECEIVABLE

Accounts receivable consist of the following amounts as of December 31:

                        Membership                                        16,106
                        Special events                                    21,300
                                                                    ------------
                                                                    $     37,406
                                                                    ============

                                      F-14

                          THE GRAND SHELL LANDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004
                                   (continued)

NOTE 3. PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of December 31, 2004:

Land                                                                $    861,949
Land improvements                                                      4,603,620
Buildings                                                              2,295,616
Equipment and fixtures                                                   388,059
                                                                    ------------
                                                                       8,149,244
Less: Accumulated depreciation                                            30,432
                                                                    ------------
                                                                    $  8,118,812
                                                                    ============

Depreciation expense for the forty-five days ended December 31, 2004 was
$30,432.

NOTE 4. CAPITAL LEASES

Property held under capital leases, included with property and equipment at
December 31, 2004, consists of the following as of December 31, 2004:

Equipment                                                          $    256,027
Less: Accumulated depreciation                                           (4,267)
                                                                   ------------
Equipment under capital lease-net                                  $    251,760
                                                                   ============

Capital lease obligations consist of the following at December 31, 2004:

Non-cancellable equipment leases, through 2008, secured
 by equipment                                                      $    125,205
Less: Current portion of capital lease obligations                      (49,422)
                                                                   ------------
Long-term capital lease obligations                                $     75,783
                                                                   ============

                                      F-15

                          THE GRAND SHELL LANDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004
                                   (continued)

NOTE 4. CAPITAL LEASES (Continued)

The following is a schedule of future lease payments under capital leases for year ending December 31:

     2005                                                           $     49,422
     2006                                                                 43,757
     2007                                                                 42,813
     2008                                                                  1,830
 Thereafter                                                                   --
                                                                    ------------
Total mininum lease payments                                             137,822
Less:  Interest imputed at various rates                                  12,617
                                                                    ------------
Present value of minimum lease payments                             $    125,205
                                                                    ============

NOTE 5. OTHER ASSETS

Other assets consists of the following at December 31, 2004:

Loan costs, net of accumulated amortization of $6,001               $    174,037
Due from parent - Income tax benefit                                      12,000
                                                                    ------------
                                                                    $    186,037
                                                                    ============

Loan costs are being amortized under the straight-line method over the life of the loan.

NOTE 6. NOTES PAYABLE

Notes payable consists of the following as of December 31:

Note payable to a finance company, monthly payments are variable, including
  interest of 6.75%, collateralized by real property, due November 2009        $  6,400,000
Note payable to former owner of Grand Shell Landing, bearing interest of 6%
  due on November 16, 2005                                                        1,070,811
Note payable to a finance company, monthly payments of $278, including
  imputed interest of 7.00%, collateralized by equipment, due October 2006            6,377
Note payable to a finance company, monthly payments of $277, including
  imputed interest of 6.49%, collateralized by equipment, due May 2007                7,389
Note payable to a finance company, monthly payments of $814, including
  imputed interest of 6.75%, collateralized by equipment, due October 2006           16,029

                                                                               ------------
                                                                                  7,500,606
Less current maturities                                                          (1,231,123)
                                                                               ------------
                                                                               $  6,269,483
                                                                               ============

                                      F-16

                          THE GRAND SHELL LANDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004
                                   (continued)

NOTE 6. NOTES PAYABLE (Continued)

Maturities of notes payable are as follows:

        2005                                                           1,231,123
        2006                                                             183,482
        2007                                                             182,628
        2008                                                             193,881
        2009                                                             171,563
Subsequent to 2009                                                     5,537,929
                                                                    ------------
                                                                    $  7,500,606
                                                                    ============

NOTE 7. COST OF SALES

Cost of sales consists of the following at December 31:

                                                                        2004
                                                                    ------------
Merchandise                                                         $     16,525
Food                                                                       9,792
Beer and liquor                                                            5,429
Member discounts                                                           1,633
                                                                    ------------
                                                                    $     33,379
                                                                    ============

                                      F-17

NOTE 8. INCOME TAXES

The Company files a consolidated federal tax return with its parent and records its share of the consolidated federal tax expense on a separate return basis.
The Company's current tax benefit of $12,000 is included in other assets on the
Company's balance sheet. This asset represents the approximate amount due from the Company's parent for the benefit the parent will receive on the 2004 consolidated federal tax return as a result of the loss generated by the
Company.

NOTE 9. COMMITMENTS AND CONTINGENCIES

Operating Leases:

The Company leases equipment under operating leases expiring in various years through 2007. In the normal course of business, the Company generally renews or replaces its operating leases. Minimum future lease payments required under operating leases are as follows:

Year ending December 31, 2005                                       $     82,829
                         2006                                             82,829
                         2007                                             18,092
                                                                    ------------
                                                                    $    183,750
                                                                    ============

                                      F-18

                          THE GRAND SHELL LANDING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004
                                   (continued)

NOTE 9. COMMITMENTS AND CONTINGENCIES (Continued)

During the forty-five days ended December 31, 2004, the Company incurred $14,304 in rent expense under these operating leases.

Claims and Litigation

Management is unaware of any pending litigation matters as of December 31, 2004.

                                      F-19

                              BAUM & COMPANY, P.A.
                          Certified Public Accountants
                        1515 University Drive, Suite 209
                          Coral Springs, Florida 33071

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Members
Shell Landing Golf, LLC.
Fort Lauderdale, Florida

We have audited the accompanying balance sheet of Shell Landing Golf, LLC as of
December 31, 2003 and the related statements of operations, members' equity
(deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shell Landing Golf, LLC. as of
December 31, 2003 and the results of their operations and their cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Baum & Company, P.A.
Baum & Company, P.A.

Coral Springs, Florida
October 31, 2005

                                      F-20

                             SHELL LANDING GOLF, LLC
                                  BALANCE SHEET
                               December 31, 2003

                                     ASSETS

CURRENT ASSETS
  Cash                                                             $    175,135
  Accounts receivable                                                    39,087
  Inventory                                                              64,770
  Prepaid expenses                                                       13,359
                                                                   ------------
    Total Current Assets                                                292,351

Property and Equipment, net of accumulated depreciation               5,410,215
 of $30,432

Other assets                                                              3,675
                                                                   ------------

TOTAL ASSETS                                                       $  5,706,241
                                                                   ============

                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Accounts payable                                                      101,645
  Accrued liabilities                                                    12,226
  Accrued interest                                                       10,541
  Accrued property taxes                                                 61,188
  Deferred revenue                                                        6,037
  Current portion of notes payable                                      571,068
  Current portion of capital lease obligations                           43,841
                                                                   ------------
    Total current liabilities                                           806,546

LONG-TERM LIABILITIES
  Notes and loans payable                                             5,325,142
  Capital lease obligations                                              92,498
                                                                   ------------
    Total long-term liabilities                                       5,417,640
                                                                   ------------

TOTAL LIABILITIES                                                     6,224,186

MEMBER'S EQUITY                                                        (517,945)

TOTAL LIABILITIES AND EQUITY                                       $  5,706,241
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                                      F-21

                             SHELL LANDING GOLF, LLC
                                INCOME STATEMENT
                      For the Year Ended December 31, 2003

Revenues
  Golf course income                                               $  2,083,637
  Merchandise sales                                                     245,310
  Restaurant sales                                                      361,754
                                                                   ------------
    Total Revenue                                                     2,690,701

Cost of Sales                                                           283,871
                                                                   ------------

Gross Profit                                                          2,406,830

Operating Expenses
  General & Administrative Expenses                                   1,563,027
  Depreciation                                                          389,795
  Amortization                                                            4,835
                                                                   ------------
    Total Operating Expenses                                          1,957,657
                                                                   ------------

Net Income (Loss) Before
    Other Income and Expense                                            449,173

Other Income and (Expense)
  Interest Income                                                             5
  Interest Expense                                                     (313,222)
  Gain/(Loss) on sale of asset                                           (1,339)
                                                                   ------------
    Total Other Income and (Expense)                                   (314,556)

                                                                   ------------
Net Income (Loss)                                                       134,617
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                                      F-22

                             SHELL LANDING GOLF, LLC
                          STATEMENT OF MEMBERS' EQUITY
                             As of December 31, 2003

                                                   Additional
                                                     Paid-In        Accumulated
                                                     Capital          Deficit
                                                  ------------     ------------

Balance at 12/31/02                                                $   (652,562)

Net Loss for
 the Year Ended 12/31/03                                                134,617

                                                  ------------     ------------
Balance 12/31/03                                  $         --     $   (517,945)
                                                  ============     ============

    The accompanying notes are an integral part of the financial statements.

                                      F-23

                             SHELL LANDING GOLF, LLC
                             STATEMENT OF CASH FLOWS
                      For the Year Ended December 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                                $    134,617
  Adjustments to Reconcile Income (Loss) to Net Cash
  Provided (Used) for Operating Activities:
  Depreciation                                                          389,795
  Amortization                                                            4,835
  (Gain)/Loss on sale of equipment                                        1,339
  (Increase) decrease in operating assets:
    Accounts Receivable                                                   4,536
    Inventory                                                            (3,940)
    Due from Related Parties                                              1,509
    Prepaid Expenses                                                    (13,359)
  Increase (Decrease) in opearting liabilities:
    Accounts Payable                                                    (19,242)
    Accrued Expenses                                                    (32,021)
    Deferred Revenue                                                          3
                                                                   ------------

  NET CASH PROVIDED BY OPERATING ACTIVITIES                             468,072
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of equipment                                      10,073

  NET CASH (USED) FOR INVESTING ACTIVITIES                               10,073
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from borrowings                                            125,000
    Principal payments on long-term debt                               (453,754)
                                                                   ------------
  NET CASH (USED) FOR FINANCING ACTIVITIES                             (328,754)
                                                                   ------------

Net Increase in Cash                                                    149,391

Beginning Cash                                                           25,744

                                                                   ------------
Ending Cash                                                        $    175,135
                                                                   ============

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                                         $    313,222
                                                                   ============

SUMMARY OF SIGNIFICAT NONCASH TRANSACTIONS:

In 2003, the Company acquired property and equipment valued at $126,045 through the issuance of debt and assumption of capital leases and notes payable totalling $126,045.

    The accompanying notes are an integral part of the financial statements.

                                      F-24

                             SHELL LANDING GOLF, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations. Shell Landing Golf, LLC (the Company) operates an 18-hole golf course, pro-shop and restaurant located in Gautier, MS. The course is located near the third largest gaming market in the United States of America.
Out-of-state players account for approximately eighty-two percent of the
Company's revenue.

Use of Estimates. Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

Cash. For amounts categorized as "cash" on the balance sheet and statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Property and Equipment. Property and equipment is stated at cost. The costs of additions and betterments are capitalized and expenditures for repairs and maintenance are expensed in the period incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.
Depreciation of property and equipment is provided utilizing both the straight-line and accelerated methods over the estimated useful lives of the respective assets as follows: equipment, 5 to 7 years; land improvements, 15 to
20 years; and buildings, 39 to 40 years.

Intangible Assets. Intangible assets subject to amortization include loan fees and goodwill. Loan fees related to financing with Hancock Bank have been capitalized and amortized over the term of the loan. The excess of the acquisition cost over the net book value of assets acquired from McIntyre Golf, has been recorded as goodwill. Goodwill does not require amortizations, but is subject to a periodic impairment test. The Company has determined goodwill has not been impaired; therefore, no impairment loss has been recognized.
Amortization of loan costs was $4,835 for 2003.

Leases. Leases that transfer substantially all of the risks and benefits of ownership are capital leases. Capital leases are included in property and equipment and are amortized using the same methods as used for depreciation of property and equipment.

Allowance for Doubtful Accounts. An allowance for doubtful accounts is estimated and recorded based on the Company's historical bad debt experience. Management has determined that all accounts receivable will be collectible within a year.

Inventory. Inventory is stated at the lower of cost or market value, with cost determined using the first-in, first-out method.

Income Taxes. The Company is taxed as a partnership under the Internal Revenue
Code and a similar state statute. In lieu of income taxes, the members of the
LLC are taxed on their proportionate share of the LLC's taxable income.
Therefore, no provision or liability for Federal or state income taxes related to the LLC is included in these financial statements.

                                      F-25

                             SHELL LANDING GOLF, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2003
                                   (continued)

NOTE 2. ACCOUNTS RECEIVABLE

Accounts receivable consists of the following amounts as of December 31:

Membership                                                                19,975
Special events                                                            19,112
                                                                    ------------
                                                                    $     39,087
                                                                    ============

NOTE 3. PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of December 31:

Land                                                                $    667,978
Land improvements                                                      3,497,689
Buildings                                                              1,779,013
Equipment and fixtures                                                   563,962
                                                                    ------------
                                                                       6,508,642
Less: Accumulated depreciation                                         1,098,427
                                                                    ------------
                                                                    $  5,410,215
                                                                    ============

Depreciation expense for the year ended December 31, 2003 was $496,787.

NOTE 4. CAPITAL LEASES

Property held under capital leases, included with property and equipment at
December 31, consists of the following:

Equipment                                                           $    409,073
Less:  Accumulated depreciation                                          199,479
                                                                    ------------
Equipment under capital lease - net                                 $    209,594
                                                                    ============

Capital lease obligations consist of the following at December 31:

Non-cancellable equipment leases, through 2005,
 secured by equipment                                               $    136,339
Less:  Current porition of capital lease obligations                      43,841
                                                                    ------------
Long-term capital lease obligations                                 $     92,498
                                                                    ============

                                      F-26

                             SHELL LANDING GOLF, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2003
                                   (continued)

NOTE 4. CAPITAL LEASES (Continued)

The following is a schedule of future lease payments under capital leases for year ending December 31:

     2004                                                           $     43,841
     2005                                                                 40,696
     2006                                                                 36,293
     2007                                                                 36,293
                                                                    ------------
Total mininum lease payments                                             157,123
Less:  Interest imputed at various rates                                  20,784
                                                                    ------------
Present value of minimum lease payments                             $    136,339
                                                                    ============

NOTE 5. OTHER ASSETS

Other assets consists of the following at December 31:

Goodwill                                                            $         --
Loan costs, net of accumulated amortization of $22,903                     2,417
Security deposit                                                           1,258
                                                                    ------------
                                                                    $      3,675
                                                                    ============

NOTE 6. NOTES PAYABLE

Notes payable consists of the following as of December 31:

Note payable to a bank, monthly payments of $36,657, including interest at
  variable rates, collateralized by real property, due March 2018                $  4,093,772
Note payable to a finance company, monthly payments of $278, including
  interest of 7.00%, collateralized by equipment, due October 2006                      8,549
Note payable to a finance company, monthly payments of $277, including
  interest of 6.49%, collateralized by equipment, due June 2007                        10,415
Note payable to a finance company, monthly payments of $814, including
  interest of 6.75%, collateralized by equipment, due December 2006                    26,063
Note payable to a former member, due on demand, non-interest bearing,
  secured by real estate                                                              225,000
Notes payable to members, monthly payements of $12,763, including imputed
  interest of 7.00%, due September 2017, unsecured                                  1,349,985
Notes payable to members, monthly payments of $1,451, including imputed
  interest of 7.00%, due January 2013, unsecured                                      117,126
Notes payable to members, due on demand, non-interest bearing, unsecured               65,300
                                                                                 ------------
                                                                                    5,896,210
Less current maturities                                                               571,068
                                                                                 ------------
                                                                                 $  5,325,142
                                                                                 ============

                                      F-27

                             SHELL LANDING GOLF, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2003
                                   (continued)

NOTE 6. NOTES PAYABLE (Continued)

Maturities of notes payable are as follows:

       2004                                                              571,068
       2005                                                              364,141
       2006                                                              382,145
       2007                                                              388,015
       2008                                                              406,406
Subsequent to 2008                                                     3,784,435
                                                                    ------------
                                                                    $  5,896,210
                                                                    ============

NOTE 7. COST OF SALES

Cost of sales consists of the following at December 31:

Merchandise                                                         $    135,175
Food                                                                      88,822
Beer and liquor                                                           59,874
                                                                    ------------
                                                                    $    283,871
                                                                    ============

NOTE 8. RELATED PARTY TRANSACTIONS

The Company has several demand notes due to members which bear interest at
7.00%. The balance at December 31, 2003 was $1,532,411. Interest expense on these loans totaled $95,325 in 2003.

                                      F-28
AZUR HOLDINGS, INC.
Proforma Consolidated Financial Statements

(I) Financial Information

On February 14, 2006, Azur Holdings Inc. ("Holdings") a Deleware corporation, formerly, New Harverst Capital
Corporation, acquired from Azur International Inc., a Nevada corporation ("Azur"), all of the common stock of The Grand
Shell Landing, Inc., a Mississippi corporation ("GSLI"), and 75% of the common stock of Azur Shell Landing Resort, Inc., a Mississipi corporation ("ASLR"), effected by the issuance by Holdings of 25,236,773 shares of its $.0001 par value common stock, and the assumption by Holdings of $ 700,000 of 18% debt and $ 829,561 of operating liabilities. Azur owns approximately 50.4% of Holdings, which it acquired on June 1, 2005.

The accompanying unaudited pro forma financial statements include Holdings, GSLI, ASLR and proforma adjustments.
The balance sheets have been presented as of October 31, 2005 for Holdings, Sept 30, 2005 for GSLI and November 3,
2005 for ASLR (the date ASLR entered into a co-ownership agreement whereby Azur Shell Landing Development II conveyed to ASLR a 95% undivided tenants-in-common interest in the property owned by Azur Shell Landing
Development II). The pro forma annual statement of operations is for the year ended April 30, 2005 for Holdings, and
GSLI. ASLR is a real estate holding company formed on May 13, 2005 and had no predecessor income. The pro forma six month statement of operations is for the six months ending October 31, 2005 for Holdings and GSLI.

The condensed pro forma financial statements should be read in conjunction with the audited financial statements of
Holdings (formerly, New Harvest Capital Corporation) and Azur, which can be found in the Form 10-KSB filings for each company.

(II) Pro Forma Consolidated Financial Data

The unaudited consolidated pro forma balance sheet of Holdings as of October 31, 2005 and the unaudited GSLI balance sheet as of September 30, 3005 and the compiled balance sheet of ASLR as of November 3, 2005 are based on historical balance sheets. The adjustments presented are provided to reflect, on a pro forma basis, the issuance of common stock by Holdings and assumption of debt and liabilities by Holdings for the acquistion of the subsidiaries and the elimination of subsidiary equity, and the recognition of minority non-controlling interest in a subsidiary.

The unaudited pro forma statements of operations are the historical financial statements of Holdings, GSLI and ASLR and and pro forma adjustments reflective of this acquisition. The pro forma information is not necessarily indicative of the results of operations that would have been reported had such events occurred on the dates indicated, nor is it indicative of the results of Holdings' future operations.

Azur Holdings Inc.
Proforma Consolidated Balance Sheet
October 31, 2005
(unaudited)
		The Grand	Azur Shell
	Azur	Shell	Landing
	Holdings, Inc.	Landing, Inc.	Resort, Inc.
	October 31,	September 30,	November 3,		Proforma		Proforma	Proforma
ASSETS	2005	2005	2005		Adjustments		Adjustments	Consolidated

CURRENT ASSETS
Cash and Cash Equivalents	$-	$141,442	$1,200,000		$-		$-	$1,341,442
Restricted Cash	-	-	1,440,970					1,440,970
Accounts Receivable	-	50,074	-					50,074
Inventory	-	82,479	-					82,479
Prepaid Expenses	-	129,868	-		-		-	129,868
.		.
Total current assets	-	403,863	2,640,970		-		-	3,044,833

PROPERTY AND EQUIPMENT
Land	-	861,949	12,550,786		-		-	13,412,735
Land Acquisition Costs	-	-	5,660,714		-		-	5,660,714
Buildings, property improvements & equipment	-	7,293,021	-		-		-	7,293,021
Accumulated depreciation	-	(379,324)	-					-379,324
Net Property & Equipment	-	7,775,646	18,211,500		-		-	25,987,146

OTHER NON-CURRENT ASSETS
Loan Acquisition Costs-net	-	-	435,987		-		-	435,987
Deferred Land Acquisition Costs	-	-	10,339,287					10,339,287
Due from Related Parties-Azur International	-	-	2,274,013		-		-	2,274,013
Other Assets	-	147,032	-					147,032
Total non-current assets	-	147,032	13,049,287		-		-	13,196,319

Total assets	$-	$8,326,541	$33,901,757		$-		$-	$42,228,298

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes & Mortgages Payable-Current Portion	$-	$180,253	$-		$-		$-	$180,253
Notes & Mortgages Payable-Related party	-	1,070,811	1,210,000					2,280,811
Capital Lease Obligation-Current Portion	-	45,016	-					45,016
Accounts Payable and Accruals	32,613	64,671	600,970		-	a	829,561	1,527,815
Other Current Liabilities	-	113,983	1,550,310					1,664,293

Total current liabilities	32,613	1,474,734	3,361,280		-		829,561	5,698,188

LONG TERM LIABILITIES
Notes & Mortgages Payable-Net of Current Portion	-	6,121,506	12,750,477		-	a	700,000	19,571,983
Guaranteed Payments-Related party (h)			16,000,000					16,000,000
Capital Lease Obligation-Net of Current Portion	-	48,445	-		-		-	48,445

Total long term liabilities	-	6,169,951	28,750,477		-	a	700,000	35,620,428

Total liabilities	32,613	7,644,685	32,111,757		-		1,529,561	41,318,616

Non Controlling Interest In Subsidiaries	-	-	-	b	1,022,500		-	1,022,500

STOCKHOLDERS' EQUITY
Preferred Stock-$.0001 par value, 5,000,000 shares	-	-	-				-	-
authorized,								-
Common stock, $0.0001 par value, 300,000,000	10					a	2,524	2,534
shares authorized	-	-	-		-		-	-
Common Stock-Subsidiaries		20	20,000	b	(5,000)	a	(15,020)	-
Additional Paid In Capital	606,670	837,587	4,070,000	b	(1,017,500)	a	(1,672,816)	2,823,941
(Accumulated Deficit)	(639,293)	(155,751)	-		-	a	155,751	(639,293)
Deferrred Interest on Capitalized Land Acq.	-	-	(2,300,000)		-		-	(2,300,000)

Total Stockholders' Equity (Deficit)	(32,613)	681,856	1,790,000		(1,022,500)		(1,529,561)	(112,818)

Total Liabilities and Stockholders' Equity (Deficit)	$-	$8,326,541	$33,901,757		$-		$-	$42,228,298

Azur Holdings Inc.
Pro Forma Consolidated Statement of Operations
For the year ended April 30, 2005
(unaudited)
		The Grand	Azur
	Azur	Shell	Shell
	Holdings,	Landing,	Landing		Proforma		Proforma	Proforma
	Inc.	Inc.	Resort, Inc.		Adjustments		Adjustments	Consolidated

SALES AND REVENUES	$-	$3,365,911	$-		$-		$-	$3,365,911

COST OF SALES	-	382,798	-		-		-	382,798

Gross Profit	-	2,983,113	-		-		-	2,983,113

OPERATING EXPENSES	9,470	1,939,579	-		-		-	1,949,049

Net income (loss) before other income (expenses) and
provision for income taxes	(9,470)	1,043,534	-		-		-	1,034,064

OTHER INCOME (EXPENSE)
Other Income		110,080	-					110,080
Other Expense		(232,859)	-					(232,859)
Interest income	-	-	-					-
Interest (expense)	(798)	(348,342)	-	c	(4,468,677)	e	126,000	(4,691,817)

Total other income (expense)	(798)	(471,121)	-		(4,468,677)		126,000	(4,814,596)

Net income (loss) before provision for income taxes	(10,268)	572,413	-		(4,468,677)		126,000	(3,780,532)

Provision for income taxes	-		-		-		-	-

Net income (loss) before minority share	(10,268)	572,413	-		(4,468,677)		126,000	(3,780,532)

Minority share of Income (Loss)	-	-	-	d	(1,117,169)			(1,117,169)

Net income (loss)	$(10,268)	$572,413	$-		$(3,351,508)		$126,000	$(2,663,363)
Net income (loss) per weighted average share	($0.11)							($0.11)
Weighted average number of shares (f)	95,372						25,236,773	25,332,145

		Azur Holdings Inc.
		Pro Forma Adjustments -Balance Sheet and Annual Income Statement

a)	Issuance of 25,236,773 shares of common stock and assumption of $ 700,000 of 18% debt and $ 829,561 of
	payables for 100% equity in GSLI and 75% of ASLR.
b)	Recognition of 25% Minority share in ASLR.
c)	Annual interest expenses of $ 4,468,677 on ASLR debt and loan fees
d)	Minority share ( 25%) of ASLR loss.
e)	Annual interest expenses of $ 126,000 on Azur debt assumed.
f)	Reflects effect of August 9, 2005 1:1,370 reverse stock split
g)	Debt comprises the following:
		Name	Amount	Interest Rate	Maturity
	ASLR	Crawford	1,210,000	4.0%	Nov 2006
		Olympic	6,750,477	14.0%	June 2007
		Omicron	6,000,000	14.0%	June 2007
	GSLI	Textron	6,301,759	Prime + 1.5%	Nov 2009
		Crawford*	1,070,811	4.0%	Nov 2005	*(Paid in Nov. 2005).
	AZUR Transfer
		Arron Baer	700,000	18.0%	Jan. 2007
	This $700,000 note is guaranteed by Azur by the proceeds of Victoria Green LLC, a development project
	that Azur has a 25% interest in. The project consists of 24 townhomes in the Ft. Lauderdale area, with
	construction estimated from June 2006 to completion date by March 2007.
h)	Guaranteed Payments-Related party of $16,000,000 to be paid from 5% of the gross revenues derived from the
	sale of land, developed property, or the lease or rental of any property of ASLR, until the year 2011, incurred
	via land purchase of $5,660,714 and deferred land acquisition costs of $ 10,339,287.

Pro Forma Consolidated Statement of Operations
For the Six Months Ended October 31, 2005
Unaudited
		The Grand	Azur
	Azur	Shell	Shell
	Holdings,	Landing,	Landing		Proforma		Proforma	Proforma
	Inc.	Inc.	Resort, Inc.		Adjustments		Adjustments	Consolidated

SALES AND REVENUES	$-	$981,292	$-		$-		$-	$981,292

COST OF SALES	-	141,338	-		-		-	141,338

Gross Profit	-	839,954	-		-		-	839,954

OPERATING EXPENSES	170,368	841,207	-		-		-	1,011,575

Net income (loss) before other income (expenses) and
provision for income taxes	(170,368)	(1,253)	-		-		-	(171,621)

OTHER INCOME (EXPENSE)
Other Income			-					-
Other Expense		(181,635)	-					(181,635)
Interest income	-	-	-					-
Interest (expense)	-	(251,996)	-	a	(2,234,339)	c	(63,000)	(2,549,335)

Total other income (expense)	-	(433,631)	-		(2,234,339)		(63,000)	(2,730,970)

Net income (loss) before provision for income taxes	(170,368)	(434,884)	-		(2,234,339)		(63,000)	(2,902,591)

Provision for income taxes	-	-	-		-		-	-

Net income (loss) before minority share	(170,368)	(434,884)	-		(2,234,339)		(63,000)	(2,902,591)

Minority share of Income (Loss)			-	b	(558,585)			(558,585)

Net income (loss)	$(170,368)	$(434,884)	$-		$(1,675,754)		$(63,000)	$(2,344,006)
Net income (loss) per weighted average share	($1.70)							($0.09)
Weighted average number of shares (d)	100,120						25,236,773	25,336,893

Azur Holdings Inc.
Pro Forma Adjustments Six Months Income Statement

a)	Six month interest expenses of $ 2,234,339 on ASLR debt and loan fees
b)	Minority share of ASLR loss.
c)	Six month interest expenses of $ 63,000 on Azur debt assumed.
d)	Reflects effect of August 9, 2005 1:1,370 reverse stock split

Azur Holdings Inc.
Proforma Consolidated Balance Sheet - INTEREST EXP CALC
October 30, 2005

	Azur Shell	INT RATE	ANNUAL INT
	Landing
ASSETS	Nov 3

CURRENT ASSETS
Cash and Cash Equivalents	$1,200,000
Restricted Cash	1,440,970
Prepaid Expenses	-

Total current assets	2,640,970

PROPERTY AND EQUIPMENT
Land	12,550,786
Land Acquisition Costs	5,660,714
Net Property & Equipment	18,211,500

OTHER NON-CURRENT ASSETS
Loan Acquisition Costs-net	435,987	36 MO	145,329
Deferred Land Acquisition Costs	10,339,287	6 YRS	1,723,215
Due from Related Parties-Azur International	2,274,013
Other Assets	-
Total non-current assets	13,049,287

Total assets	$33,901,757

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes & Mortgages Payable-Current-Crawford	$1,210,000	4%	$48,400
Accounts Payable and Accruals	600,970
Other Current Liabilities	1,550,310

Total current liabilities	3,361,280

LONG TERM LIABILITIES
Notes & Mortgages Pay. Olympic	6,750,477	14%	945,067
Omicron	6,000,000	14%	840,000
Naranjo	16,000,000	see amort of land costs 10MM

Capital Lease Obligation-Net of Current Portion	-

Total long term liabilities	28,750,477

Total liabilities	32,111,757

STOCKHOLDERS' EQUITY
Preferred Stock-$.0001 par value, 5,000,000 shares	-
authorized,
Common stock, $0.0001 par value, 300,000,000
shares authorized	-
Common Stock	20,000
Additional Paid In Capital	4,070,000
(Accumulated Deficit)	-
Non Controlling Interest In Subsidiaries	-
Deferrred Interest on Capitalized Land Acq.	(2,300,000)	3 yrs	766,667

Total Stockholders' Equity (Deficit)	1,790,000

Total Liabilities and Stockholders' Equity (Deficit)	$33,901,757
TOTAL EXP	-		4,468,677
INTEREST

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AZUR HOLDINGS, INC.

February 14, 2006                  By: /s/ Donald Winfrey
                                       ------------------
                                       Donald Winfrey
                                       President